Supplement to the
Fidelity® Select Portfolios®
Money Market Portfolio
April 29, 2015
Prospectus

At a special shareholder meeting of Money Market Portfolio, shareholders approved a proposal to merge Money Market Portfolio into Fidelity Money Market Fund. The Reorganization is expected to take place in the fourth quarter of 2015.

SELMM-15-04  June 9, 2015
1.857351.113

Supplement to the

Fidelity® Select Portfolios® Money Market Portfolio (FSLXX)

A Fund of Fidelity Salem Street Trust

STATEMENT OF ADDITIONAL INFORMATION

April 29, 2015

At a special shareholder meeting of Money Market Portfolio, shareholders approved a proposal to merge Money Market Portfolio into Fidelity Money Market Fund. The Reorganization is expected to take place in the fourth quarter of 2015.

SELMMB-15-01  June 9, 2015
1.872061.111